                                                                   EXHIBIT 10.35

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION THEREFROM UNDER THE ACT, THE RULES AND REGULATIONS THEREUNDER AND APPLICABLE STATE LAWS. THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT DATED AS OF APRIL 13, 2006, BY AND AMONG COMPBENEFITS CORPORATION, THE SUBSIDIARY GUARANTORS NAMED THEREIN AND THE PURCHASERS PARTY THERETO AS AMENDED, MODIFIED AND SUPPLEMENTED FROM TIME TO TIME (THE "AGREEMENT").

     THIS NOTE AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THE AGREEMENT AND EACH HOLDER, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS THEREOF.

               11.75% SENIOR SUBORDINATED NOTE DUE APRIL 12, 2016

No. 2                                                             $10,098,792.00

                            COMPBENEFITS CORPORATION

promises to pay to NEW YORK LIFE INVESTMENT MANAGEMENT MEZZANINE

PARTNERS, LP

or registered assigns,

the principal sum of TEN MILLION NINETY-EIGHT THOUSAND SEVEN HUNDRED

NINETY-TWO AND NO/100 Dollars on April 12, 2016

Interest Payment Dates: June 30, December 31
Record Dates:           June 15, December 15

                                        COMPBENEFITS CORPORATION


Date: April 13, 2006                    By: /s/ George W. Dunaway
                                            ------------------------------------
                                        Name: George W. Dunaway
                                        Its: Chief Financial Officer and
                                             Treasurer

               11.75% SENIOR SUBORDINATED NOTE DUE APRIL 12, 2016

Capitalized terms used herein shall have the meanings ascribed to them in the Agreement (as defined below) unless otherwise indicated.

     1. INTEREST. CompBenefits Corporation, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at 11.75% per annum from April 13, 2006 until maturity. Subject to Section 8 of the Agreement (as defined in Section 3 below), the Company will pay interest semi-annually in cash on June 30 and December 31 of each year, or if any such day is not a Business Day, on the next succeeding business day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the date of issuance; provided, that the first Interest Payment Date shall be June 30, 2006. The Company shall pay interest (including post-petition interest in any proceeding under Bankruptcy Law) on all past due and unpaid amounts outstanding under the Notes (including overdue installments of principal, premium, if any, or interest), from time to time on demand at a default rate equal to 13.75% per annum, compounded semi-annually, to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30 day months.

     2. METHOD OF PAYMENT. The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on the June 15 or December 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date. The Notes will be payable both as to principal and interest by Federal funds wire transfer of Dollars to each Holder's account in any bank in the United States as may be designated and specified in writing by such Holder at least two Business Days prior thereto.

     3. NOTE PURCHASE AGREEMENT. The Company issued the Notes under the Senior Subordinated Note Purchase Agreement dated as of April 13, 2006 (as amended, modified and supplemented from time to time, the "Agreement") by and among the Company, the Subsidiary Guarantors named therein and the purchasers party thereto (the "Purchasers"). The Notes are subject to, and qualified by, all such terms, certain of which are summarized herein, and Holders of Notes are referred to the Agreement for a statement of such terms. In the event of any conflict between the terms of the Notes and the Agreement, the Agreement shall control. The Notes are general obligations of the Company. The Notes are limited to $36,000,000 in aggregate principal amount.

     4. SUBORDINATION. The Company's payment of the principal, premium, if any, and interest on the Notes is subordinated to the prior payment in full and in cash of the Senior Indebtedness as set forth in the Agreement.

     5. OPTIONAL REDEMPTION.

     (a) The Company may redeem all or any of the Notes, in whole or in part, at any time at the redemption price equal to the percentages of principal set forth below (if the Redemption Date occurs during the twelve-month period commencing on April 13 of the year set forth below), plus accrued and unpaid interest thereon to the Redemption Date:

                      % of Principal Amount
                      ---------------------
2006                           101%
2007                           101%
2008 and thereafter            100%

Notwithstanding the foregoing, if the Redemption Date occurs prior to April 13, 2008, in connection with obtaining any financing for or refinancing or refunding of any Indebtedness of the Company, in whole or in part, including, without limitation, the refinancing of the Company as part of a merger, and the Holders are allowed to purchase a minimum of $20,000,000 of debt securities issued in the refinancing, the redemption price of the Notes shall equal 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the Redemption Date.

     (b) In the event of sale, conveyance, lease or sublease, transfer or other disposition of, of all or substantially all of the assets of the Company or sale, conveyance, lease or sublease, transfer or other disposition of, (including any transaction of merger or consolidation) of a majority of Equity Interest of the Company, the Company may redeem all or any of the Notes, in whole or in part, at a redemption price equal to the principal amount thereof, together with accrued and unpaid interest to the date of redemption.

     (c) If there is an IPO, the Company may, within 60 days of the consummation of such IPO, redeem all or any of the Notes, in whole or in part, at a redemption price equal to the principal amount thereof, together with accrued and unpaid interest to the date of redemption.

     6. MANDATORY REDEMPTION.

     (a) The Company shall redeem all outstanding Notes on April 12, 2016.

     (b) Following the occurrence of any Change of Control, the Company will be required to offer to purchase all outstanding Notes upon the terms set forth in the Agreement. Following the occurrence of an Asset Sale, the Company will be required to apply the Excess Net Proceeds therefrom to an offer to purchase outstanding Notes upon the terms set forth in the Agreement.

     7. NOTICE OF REDEMPTION. Notice of redemption pursuant to Section 5(a) and 5(b) hereof shall be mailed at least 30 days but not more than 60 days before a Redemption Date by first class mail to each Holder whose Notes are to be redeemed at such Holder's registered address. Notice of redemption pursuant to
Section 5(c) hereof shall be mailed within 10 days of such IPO by first class mail to each Holder whose Notes are to be redeemed at such Holder's registered address. If, on or prior to the Redemption Date, the Company deposits in a segregated account or otherwise sets aside funds sufficient to pay the Redemption Price of the Notes called for redemption, then, on and after the Redemption Date, interest ceases to accrue on Notes or portions thereof called for redemption, unless the Company defaults in paying the Redemption Price.

     8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are without coupons. The transfer of Notes may be registered and Notes may be exchanged as provided in the

Agreement. The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Agreement. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

     9. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

     10. AMENDMENTS AND WAIVERS. Subject to certain exceptions, the Agreement and the Notes may be amended or supplemented and any existing Default or Event of Default under, or compliance with any provision of, the Agreement may be waived with the written consent of the Majority Holders.

     The right of any Holder to participate in any consent required or sought pursuant to any provision of the Agreement (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Notes with respect to which such consent is required or sought as of a date identified by the Company in a notice furnished to Holders in accordance with the terms of this Agreement.

     11. DEFAULTS AND REMEDIES. An Event of Default (as defined in the Agreement) and including, in general: default in the payment of the principal or premium, if any, of any Note; default in the payment of interest on any Note for a period of five Business Days; failure by the Company for 30 days after notice to it to comply with provisions of the Agreement or the Notes or, in the case of the failure to comply with certain specified covenants, without such notice; if any of the representations or warranties of the Company made in or in connection with the Agreement (including those representations and warranties incorporated by reference therein) are untrue in any respect, the result of which could reasonably be expected to have a Material Adverse Effect; certain defaults under and/or acceleration prior to maturity of certain other indebtedness of the Company; certain final judgments which remain undischarged after notice; or certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Majority Holders may declare all the Notes to be due and payable immediately. The Company is obligated to furnish a quarterly compliance certificate to the Holders.

     12. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

     13. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

     The Company will furnish to any Holder upon written request and without charge a copy of the Agreement. Requests may be made to:

     CompBenefits Corporation
     100 Mansell Court East
     Suite 400
     Roswell, Georgia 30076
     Attention: President

                                 ASSIGNMENT FORM

     To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

________________________________________________________________________________
                  (Insert assignee's Soc. Sec. or tax I.D. no.)

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.


Date:
      -------------------------------


                                        Your Signature:
                                                        ------------------------
                                                        (Sign exactly as your
                                                        name appears on the face
                                                        of this Note)


Signature Guarantee


By:
    ---------------------------------
    (Bank or trust company having an
    office or correspondent in the
    United States or a broker or
    dealer which is a member of a
    registered securities exchange or
    the National Association of
    Securities Dealers, Inc.)

                       OPTION OF HOLDER TO ELECT PURCHASE

     1. If you want to elect to have this Note purchased by the Company pursuant to Section 5.8 of the Agreement (Asset Sale Offer), state the amount you elect to have purchased: $_______________.

     2. If you want to elect to have this Note purchased by the Company pursuant to Section 5.11 of the Agreement (Change of Control Offer), state the amount you elect to have purchased: $_______________.

Date:
      -------------------------------


                                        Your Signature:
                                                        ------------------------
                                                        (Sign exactly as your
                                                        name appears on the face
                                                        of this Note)

                       Tax Identification No.: __________

Signature Guarantee


By:
    ---------------------------------
    (Bank or trust company having an
    office or correspondent in the
    United States or a broker or
    dealer which is a member of a
    registered securities exchange or
    the National Association of
    Securities Dealers, Inc.)

                                    GUARANTY

     For value received, each of the undersigned, jointly and severally, hereby unconditionally guarantee to the Holder of the Note upon which this Guaranty is endorsed, on a subordinated basis as set forth in Section 8 and Section 11.5 of the Agreement, (a) the due and punctual payment of the principal of, premium (if any) and interest on such Note when and as the same shall become due and payable for any reason according to the terms of such Note and Section 11 of the Agreement, and (b) that all other obligations of the Company under the Agreement or the Notes will be promptly paid in full or performed in accordance with the terms of the Agreement and the Notes.

COMPBENEFITS DENTAL AND VISION COMPANY


By: /s/ George W. Dunaway
    ---------------------------------
Name: George W. Dunaway
Title: Chief Financial Officer and
       Treasurer


DENTAL HEALTH MANAGEMENT, INC.


By: /s/ George W. Dunaway
    ---------------------------------
Name: George W. Dunaway
Title: Chief Financial Officer and
       Treasurer


COMPBENEFITS OF GEORGIA, INC.


By: /s/ George W. Dunaway
    ---------------------------------
Name: George W. Dunaway
Title: Chief Financial Officer and
       Treasurer


OHS, INC.


By: /s/ George W. Dunaway
    ---------------------------------
Name: George W. Dunaway
Title: Chief Financial Officer and
       Treasurer

ULTIMATE OPTICAL, INC.


By: /s/ George W. Dunaway
    ---------------------------------
Name: George W. Dunaway
Title: Chief Financial Officer and
       Treasurer


COMPBENEFITS DIRECT, INC.


By: /s/ George W. Dunaway
    ---------------------------------
Name: George W. Dunaway
Title: Chief Financial Officer and
       Treasurer


TEXAS DENTAL PLANS, INC.


By: /s/ George W. Dunaway
    ---------------------------------
Name: George W. Dunaway
Title: Chief Financial Officer and
       Treasurer


DENTAL CARE PLUS MANAGEMENT CORP.


By: /s/ George W. Dunaway
    ---------------------------------
Name: George W. Dunaway
Title: Chief Financial Officer and
       Treasurer